UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 13, 2010

Liberty Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard Englewood CO 80112

(Address of principal executive offices and zip code)

(303) 220-6600

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE

On January 13, 2010, the financial report of UPC Holding B.V (UPC Holding) for the third quarter of 2009, as revised to include a subsequent events footnote was posted to the investor relations section of the Liberty Global, Inc. (Liberty Global) website (www.lgi.com). Also on January 13, 2010, the financial report of UPC Holding for the year ended December 31, 2008, as recasted to reflect (i) the presentation of UPC Slovenia as a discontinued operation, (ii) the adoption of Statement of Financial Accounting Standards No 160, Noncontrolling Interests in Consolidated Financial Statements, and (iii) the presentation of video-on-demand costs within the individual operating segments of the UPC Broadband Division was posted to the investor relations section of the Liberty Global website. UPC Holding is an indirect wholly-owned subsidiary of Liberty Global. This Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that Section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
	Name:	RANDY L. LAZZELL
	Title:	Vice President

Date: January 13, 2010

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